UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

WEYLAND TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51815 (Commission File Number)	46-5057897 (I.R.S. Employer Identification No.)

85 Broad Street, 16-079 New York, NY (Address of principal executive offices)	10004 (Zip Code)

Registrant’s telephone number, including area code: (808) 829-1057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2020, Weyland Tech, Inc. a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a change of the Company’s name to Logiq, Inc. The Certificate of Amendment became effective upon filing with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment is filed in Exhibit 3.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020	WEYLAND TECH, INC.

	By:	/s/ Brent Y. Suen
	Name:	Brent Y. Suen
	Title:	Chief Executive Officer

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